Exhibit 10.2

JAGUAR HEALTH, INC.

May 22, 2020

Holder of Common Stock Purchase Warrant

Re:       Inducement Offer to Exercise Common Stock Purchase Warrants

Dear Holder:

Jaguar Health, Inc. (the “Company”) is pleased to offer to you the opportunity to exercise all of the Common Stock Purchase Warrants (the “Bridge Warrants”) of the Company set forth on the signature page hereto currently held by you (the “Holder”) that were issued pursuant to that certain Securities Purchase Agreement entered into by the Company and Holder on _____ __, 2019 (the “Purchase Agreement”). The shares underlying the Bridge Warrants (“Bridge Warrant Shares”) have been registered pursuant to the registration statement on Form S-1 (File No. 333-233989)(the “Registration Statement”). The Registration Statement is currently effective and, upon exercise of the Bridge Warrants pursuant to this letter agreement (this “Agreement”), will be effective for the issuance or sale, as the case may be, of the Bridge Warrant Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

In consideration for exercising some or all of the Bridge Warrants held by you and as set forth on the signature page hereto pursuant to the terms of this Agreement (the “Warrant Exercise”), the Company hereby offers to issue you or your designees a new Series 3 Common Stock Purchase Warrant (each, a “New Warrant” and collectively, the “New Warrants”) to purchase up to a number of shares of Common Stock equal to 100% of the number of Bridge Warrant Shares issued pursuant to each Warrant Exercise, which New Warrant (as defined below) shall be substantially in the form as set forth in Annex A hereto. The New Warrants will be initially exercisable beginning on the earlier of (1) the date upon which Stockholder Approval (as defined below) is obtained or (2) six months following the date of issuance, have a term of exercise of 5 years thereafter, and an exercise price equal to $0.53, subject to adjustment as provided in the New Warrants. Additionally the New Warrants shall have a cashless exercise feature, wherein, following Stockholder Approval (as defined below), each New Warrant shall be exercisable into one (1.0) share of Common Stock (subject to adjustment in the exercise price of the New Warrants as provided in the New Warrants) for no consideration (the “Alternate Cashless Exercise”). A Warrant Exercise shall be effected through the delivery by the Holder to the Company of a Notice of Exercise of a Bridge Warrant.

The New Warrant certificates will be delivered within two Business Days (defined hereafter) following each Warrant Exercise pursuant to this Agreement. For purposes of this Agreement, “Business Day” means any day except Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. Notwithstanding anything herein to the contrary, in the event a Warrant Exercise would otherwise cause the Holder to exceed the beneficial ownership limitations (“Beneficial Ownership Limitation”) set forth in Section 1(d) of the Bridge Warrants, the Company shall only issue such number of Bridge Warrant Shares to the Holder that would not cause the Holder to exceed the maximum number of Bridge Warrant Shares permitted thereunder with the balance to be held in abeyance until notice from the Holder that the balance (or portion thereof) may be issued in compliance with such limitations, which abeyance shall be evidenced through the Bridge Warrants which shall be deemed prepaid thereafter, and exercised pursuant to a Notice of Exercise in the Bridge Warrant (provided no additional exercise shall be payable).

Expressly subject to the paragraph immediately following this paragraph below, Holder may accept this offer by signing this Agreement below and effect each Warrant Exercise by delivering one or more Notice of Exercises from time to time on or before 8:30 a.m. ET on May 22, 2020 (the “Termination Date”). Holder agrees to furnish to the Company a completed questionnaire in the form attached as Annex B hereto within seven (7) days following the date hereof (a “Selling Stockholder Questionnaire”). Holder further agrees that it shall not be entitled to be named as a selling stockholder in the registration statement described in Section (i) of Annex C or use the prospectus contained in such registration statement for offers and resales of New Warrant Shares at any time, unless Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire in the time frame described in the previous sentence.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex C attached hereto.

From the date hereof until the 60th day following the later of (a) Stockholder Approval and (b) the effectiveness of the registration statement covering the resale of the shares underlying the New Warrants (the “Standstill Period”) other than in respect of an Exempt Issuance (as defined below), neither the Company nor any subsidiary of the Company shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities of the Company or any subsidiaries which would entitle the holder thereof to acquire at any time Common Stock (“Common Stock Equivalents”), including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock, other than the offer and issuance of the New Warrant Shares to Other Holders (defined below) (the “Standstill”). For purposes of clarity, pursuant to the Standstill, no shares of Common Stock or Common Stock Equivalents shall be issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or Common Stock Equivalents, options, or other equity awards to employees, officers, directors, or consultants of the Company pursuant to any stock or option plan or other equity award plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, solely at the election of the holder, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except for such decreases in exercise, exchange or conversion price in accordance with the terms of such securities) or to extend the term of such securities (c) an issuance of shares of Common Stock under the Company’s equity line pursuant to the equity purchase agreement, dated March 24, 2020, between the Company and Oasis Capital LLC (provided that, in the case of this clause (c), the issuance price of the Common Stock is equal to or greater than $1.00 per share) and (d) securities pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith within the Standstill Period, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

On or before 9:00 a.m. ET on May 22, 2020, the Company shall issue a press release disclosing all material terms of the transactions contemplated hereunder. From and after the issuance of such press release, the Company represents to you that it shall have publicly disclosed all material, non-public information delivered to you by the Company, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereunder. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and you and your Affiliates on the other hand, shall terminate. The Company represents, warrants and covenants that, upon acceptance of this offer and delivery of a Notice of Exercise, the shares underlying the Bridge Warrants shall be issued free of any legends or restrictions on resale by Holder and all of the Bridge Warrant Shares shall be delivered electronically through the Depository Trust Company within 1 Business Day of the date the Company receives the applicable Warrants Exercise Price, subject to the Beneficial Ownership Limitation (or “deliver versus payment” if coordinated through Ladenburg Thalmann & Co. Inc.). The terms of the Bridge Warrants, including but not limited to the obligations to deliver the Bridge Warrant Shares, shall otherwise remain in effect (including but not limited to any liquidated damages and compensation in the event of late delivery of the Bridge Warrant Shares).

The Company covenants that it shall use commercially reasonable efforts to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date after the date hereof, and in any event on or before the 60th calendar day following May 22, 2020, with the recommendation of the Company’s Board of Directors that a proposal allowing for the Alternate Cashless Exercise be approved pursuant to the rules and regulations of the NASDAQ Capital Market, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain stockholder approval (“Stockholder Approval”) at the first meeting, the Company shall use commercially reasonable efforts to call a meeting every 90 days thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the New Warrants are no longer outstanding.

Additionally, the Company shall file with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, which shall include this form of Agreement.

The Company acknowledges and agrees that the obligations of the Holders under this Agreement are several and not joint with the obligations of any other holder or any other holders of Warrants to Purchase Common Stock of the Company (each, an “Other Holder”) under any other agreement related to the exercise of such warrants (“Other Warrant Exercise Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Warrant Exercise Agreement. Nothing contained in this Agreement, and no action taken by the Holders pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Warrant Exercise Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

If a Holder exercises more than 1,000,000 Warrants to Purchase Common Stock of the Company in the aggregate, including Bridge Warrants and any other warrants exercised by Holder pursuant to any Other Warrant Exercise Agreement that is executed concurrently with this Agreement, then, from the date hereof until the earlier of (i) the date that is one year from the date hereof and (ii) the consummation of a transaction resulting in a Change of Control of the Company, upon any issuance by the Company or any of its Subsidiaries of New Securities for cash consideration, Indebtedness or a combination of units thereof (a “Subsequent Financing”), subject to any prior such rights previously granted by the Company, such Holder shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of such Holder’s Pro Rata Portion of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing. At least two (2) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Holder a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Holder if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Holder, and only upon a request by such Holder, for a Subsequent Financing Notice, the Company shall promptly, but no later than six (6) hours after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment. Any Holder desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 8:30 a.m. (New York City time) on the Trading Day following receipt of the Subsequent Financing Notice. For purposes of this paragraph:

(a)	“Change of Control” means, with respect to the Company, (i) a merger, consolidation, share exchange or other similar transaction involving the Company and any third party where the Company is not the surviving entity, or (ii) the acquisition by a third party, or a group of third parties acting in concert, of more than fifty percent (50%) of the outstanding voting equity securities of the Company. For the purpose of this definition of Change of Control, (A) the term “group” includes any group acting for the purpose of acquiring, holding, or disposing of securities within the meaning of Section 13(d) and 14(d) of the United States Securities Exchange Act of 1934 and Rule 13d-5(b)(1) under the said Act), (B) the foregoing clauses do not include any sale or transfer solely to an affiliate of the Company.

(b)	“New Securities” means any Common Stock or Common Stock Equivalents; provided, however, that the term “New Securities” does not include:

i.	shares of Common Stock (and/or options, warrants or rights therefor) granted or issued hereafter to employees, officers, directors, contractors, consultants, or advisers to, the Company or any subsidiary pursuant to incentive agreements, stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Board of Directors;

ii.	shares of Common Stock or preferred stock issued or issuable (or options, warrants or rights therefor) in connection with strategic transactions involving the Company and other entities approved by a majority of the disinterested directors of the Company, including without limitation joint ventures, equipment, manufacturing, marketing, distribution, technology transfer or development arrangements; provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Standstill Period, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

iii.	shares of Common Stock or preferred stock (or options, warrants or rights therefor) issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity; provided that such transaction or series of transactions has been approved by a majority of the disinterested directors of the Company, or pursuant to the purchase of less than a fifty percent (50%) equity ownership in connection with a joint venture or other strategic arrangement or other commercial relationship, provided such an arrangement is approved by a majority of the disinterested directors of the Company; provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Standstill Period, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

iv.	shares of Common Stock or preferred stock issuable upon exercise of any options, warrants or rights to purchase any securities of the Company outstanding as of the date hereof and any securities issuable upon the conversion or exercise thereof, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except for such decreases in exercise, exchange or conversion price in accordance with the terms of such securities) or to extend the term of such securities;

v.	shares of Common Stock or preferred stock (or options, warrants or rights therefor) issued or issuable in a sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of Napo Pharmaceuticals, Inc. (or any successor in interest) or one or more other subsidiaries of the Company if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company; or

vi.	shares of Common Stock issuable under the Company’s equity line pursuant to the equity purchase agreement, dated March 24, 2020, between the Company and Oasis Capital LLC (including any extensions such equity line).

(c)	“Pro Rata Portion” means, for purposes of the participation right of the Holder in a Subsequent Financing, a fraction, the numerator of which is the aggregate number of shares of Common Stock issuable upon exercise of Warrants to Purchase Common Stock of the Company that are issued to the Holder pursuant to Warrant Exercise(s) under this Agreement and Other Warrant Exercise Agreements, including the Bridge Warrant Shares, and the denominator of which is the aggregate number of shares of Common Stock issuable upon exercise of Warrants to Purchase Common Stock of the Company issued to Holder pursuant to Warrant Exercise(s) under this Agreement and Other Warrant Exercise Agreements and Other Holders pursuant to Warrant Exercises under Other Warrant Exercise Agreements.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof until 12 months following the end of the Standstill Period (the “MFN Period”), that none of the terms offered to any Other Holder with respect to any Other Warrant Exercise Agreement (or any amendment, modification or waiver thereof including Other Warrant Exercise Agreements signed concurrently with this Agreement), is or will be more favorable to such Other Holder than those of the Holder and this Agreement. If, and whenever on or after the date hereof during the MFN Period, the Company enters into an Other Warrant Exercise Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Warrant Exercise Agreement (including the issuance of additional BridgeWarrant Shares), provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Other Warrant Exercise Agreement.

***************

Within one Business Day from the Holder’s execution of this Agreement and delivery of a Notice of Exercise, the Holder shall make available for “Delivery Versus Payment” to the Company immediately available funds equal to the sum of the number of Bridge Warrants being exercised multiplied by $0.49 (the “Exercise Amount”) and the Company shall deliver the Bridge Warrant Shares via “Delivery Versus Payment” to the Holder and shall deliver the New Warrant certificates registered in the name of the Holder.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

JAGUAR HEALTH, INC.

By:
Name: Lisa A. Conte
Title: Chief Executive Officer

Accepted and Agreed to:

Name of Holder: _________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Bridge Warrant Shares to be exercised: ______________

DTC Instructions:

[NOTE THAT HOLDERS MUST DELIVER A NOTICE OF EXERCISE FOR EACH WARRANT EXERCISE]

Annex A

Form of Series 3 Warrant

Annex B

Form of Selling Stockholder Questionnaire

Jaguar health, inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of securities of Jaguar Health, Inc., a Delaware corporation (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of shares of the Company’s common stock issuable upon exercise of a warrant (the “Registrable Securities”) issued pursuant to the Inducement Offer Letter, dated May ___, 2020, between the Company and the undersigned (the “Inducement Offer Letter”). The undersigned understands that, pursuant to the Inducement Offer Letter, the undersigned will be named as a selling stockholder (the “Selling Stockholder”) in the prospectus that forms a part of the Registration Statement, and the Company will use the information that the undersigned provides in this questionnaire to ensure the accuracy of the Registration Statement and the prospectus.

Please note that if the entity completing this questionnaire is not a natural person, in addition to disclosing any material relationships between the Company and that entity, you should also provide relevant information about any persons (whether they are entities or natural persons) who exercise discretionary control over the entity completing this questionnaire, and who have had a material relationship with the registrant or any of its predecessors or affiliates within the past three years.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner of the Company’s securities acknowledges that by completing, dating, executing and returning this questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 4(b) of this questionnaire included in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

Please answer every question. If the answer to any question is “none” or “not applicable,” please so state.

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Email:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

Note:	In general, the Company will be required to identify any registered broker-dealer or an affiliate as an underwriter in the prospectus.

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

(c)	Are you an affiliate of a broker-dealer? If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (d).

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State (a) the number of shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder wishes to have registered for resale in the Registration Statement:

(a) Number of shares of common stock and other equity securities owned (including any shares issuable upon exercise of warrants or other convertible securities):

(b) Number of shares of common stock and other equity securities owned (including any shares issuable upon exercise of warrants or other convertible securities) to be registered for resale in the Registration Statement:

(c) In addition to the securities identified in paragraphs (a) and (b) of this question, please identify any additional equity securities of the Company as to which there is any arrangement under which you have the right to receive any economic benefits of those securities.

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: JWolin@jaguar.health with a copy to CHo@reedsmith.com

APPENDIX A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1.	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)	Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)	Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.	Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.	Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

Annex C

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the undersigned:

(a)               Affirmation of Prior Representations, Warranties and Covenants. The Company hereby represents and warrants to the undersigned that the Company’s representations and warranties as set forth in Section 4 of the Securities Purchase Agreement, dated as of ____ __, 2019 (the “Purchase Agreement”), together with any updates in the Company’s SEC Reports subsequent to the Purchase Agreement, are true and correct as of the date hereof and have been fully performed as of the date hereof. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

(b)               Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)               No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to any required approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Purchase Agreement).

(d)               Issuance of the New Warrants. The issuance of the New Warrants is duly authorized and, upon the execution of this Agreement by the undersigned, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The shares of Common Stock issuable upon exercise (including cashless exercise) of the New Warrants (the “New Warrant Shares”), when issued in accordance with the terms of the New Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Warrant Shares in full.

(e)               Equal Consideration. Except as set forth in this Agreement and the transactions described in the Company’s Current Reports on Form 8-K filed on February 28, 2020 and March 26, 2020, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Purchase Agreement or the Bridge Warrants.

(f)                Legends and Transfer Restrictions.

(i)     The New Warrants and New Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of New Warrants or New Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a undersigned or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred New Warrants and New Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(ii)  The undersigned agrees to the imprinting, so long as is required by this Section (i), of a legend on any of the New Warrants and New Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Warrants to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured New Warrants to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of New Warrants may reasonably request in connection with a pledge or transfer of the New Warrants or New Warrant Shares.

(iii)                        Certificates evidencing the New Warrant Shares shall not contain any legend (including the legend set forth in Section (f)(ii) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such New Warrant Shares pursuant to Rule 144, (iii) if such New Warrant Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the removal of the legend hereunder. If all or any portion of a New Warrant is exercised at a time when there is an effective registration statement to cover the resale of the New Warrant Shares, or if such New Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the New Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such New Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) then such New Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section (f), it will, no later than three Trading Days following the delivery by a undersigned to the Company (or its transfer agent) of a certificate representing New Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the undersigned a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section (f). Certificates for New Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the undersigned by crediting the account of the undersigned’s prime broker with the Depository Trust Company System as directed by the undersigned.

(iv) In addition to such undersigned’s other available remedies, the Company shall pay to an undersigned, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of New Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a undersigned by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such undersigned that is free from all restrictive and other legends and (b) if after the Legend Removal Date such undersigned purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such undersigned of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such undersigned anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such undersigned’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of New Warrant Shares that the Company was required to deliver to such undersigned by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such undersigned to the Company of the applicable New Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

(g)               Public Information Failure. At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the New Warrant Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to the undersigned’s other available remedies, the Company shall pay to the undersigned, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the New Warrant Shares, an amount in cash equal to two percent (2.0%) of the aggregate Exercise Price of the New Warrant of the undersigned’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the undersigned to transfer the New Warrant Shares pursuant to Rule 144. The payments to which the undersigned shall be entitled pursuant to this Section (g) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit the undersigned’s right to pursue actual damages for the Public Information Failure, and the undersigned shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(h)               Listing of Common Stock. The Company shall apply to list or quote all of the New Warrant Shares on the Trading Market and promptly secure the listing of all of the New Warrant Shares on such Trading Market.

(i)                 Registration Statement. As soon as practicable (and in any event within 30 calendar days of the date of this Agreement), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants.  The Company shall use commercially reasonable efforts to cause such registration to become effective within 45 days following the date hereof and to keep such registration statement effective at all times until the earlier of (A) the time that no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof and (B) the time that all of the remaining New Warrants or New Warrant Shares issuable upon exercise thereof are eligible to be sold by the Holders without compliance with the volume limitations or public information requirements of Rule 144.